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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported): December 1, 2003


                                 iVillage Inc.
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               (Exact Name of Registrant as Specified in Charter)



        Delaware                   000-25469                 13-3845162
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     (State or Other            (Commission File            (IRS Employer
     Jurisdiction of                Number)              Identification No.)
     Incorporation)





500 Seventh Avenue, New York, New York            10018
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(Address of Principal Executive Offices)          (Zip Code)



Registrant's telephone number, including area code:  (212) 600-6000



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         (Former Name or Former Address, if Changed Since Last Report)



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c) Exhibits.

99.1 Press Release dated December 1, 2003 regarding iVillage Inc.'s reaffirmation of its previously issued projections for fourth quarter 2003 revenues.




Item 9.                Regulation FD Disclosure.
                       ------------------------

         On December 1, 2003, iVillage Inc. issued a press release reaffirming its previously issued projections for fourth quarter 2003 revenues. A copy of iVillage's press release announcing these matters is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

         In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished pursuant to both "Item 9. Regulation FD Disclosure" and "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 iVillage Inc.
                                                 (Registrant)

Date:  December 1, 2003                     By:  /s/ Scott Levine
                                                 -----------------------------
                                                 Scott Levine
                                                 Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibits

99.1 Press Release dated December 1, 2003 regarding iVillage Inc.'s reaffirmation of its previously issued projections for fourth quarter 2003 revenues.